SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 9, 2001


                               ASPI EUROPE, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       000-26809               91-1962104
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


       1940 West 11th Avenue, Vancouver, British Columbia, V6J 2C6 Canada
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (604) 687-7661



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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

On July 9, 2001, ASPi Europe, Inc. (the "Company") acquired all of the issued and outstanding stock of GrowthExperts Group Inc. ("GrowthExperts"), an outsourced sales and customer relationship management services corporation with its principal executive offices located in Vancouver, Canada. The transaction will be accounted for under the reverse acquisition method of accounting. Under the terms of a certain Amalgamation and Re-Organization Agreement dated June 11, 2001 and a certain Amending Agreement dated June 29, 2001, copies of which are attached hereto as Exhibits 2.1 and 2.2 respectively, GrowthExperts' shareholders received exchangeable shares (the "Exchangeable Shares") in ASPi Alberta Holdings Inc., a wholly-owned subsidiary of the Company, for each of their GrowthExperts common shares. The Exchangeable Shares are exchangeable at any time, at the holder's option, for shares of the Company's common stock on a one-for-one basis. Upon the exchange of all of the issued and outstanding Exchangeable Shares, the Company will have issued an aggregate of 9,750,000 shares of its common stock to the former GrowthExperts' shareholders.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired

              The financial information required by this item will be filed by amendment within 60 days of July 24, 2001.

         (b)  Pro Forma Financial Information

              The financial information required by this item will be filed by amendment within 60 days of July 24, 2001.

         (c)  Exhibits

         Exhibit
         Number     Description
         ------     ---------

          2.1       Amalgamation  and   Re-Organization   Agreement  among  ASPi
                    Europe, Inc., ASPi Alberta Holdings Inc. and GrowthExperts Group Inc. dated June 11, 2001

          2.2 Amending Agreement among ASPi Europe, Inc., ASPi Alberta Holdings Inc. and GrowthExperts Group Inc. dated June 29, 2001

          2.3 Voting and Exchange Agreement among ASPi Europe, Inc., GrowthExperts Group Inc., Clark, Wilson Barristers & Solicitors, ASPi Alberta Holdings Inc. and the shareholders of GrowthExperts Group Inc. dated June 11, 2001

          2.4 Support Agreement among ASPi Europe, Inc., ASPi Alberta Holdings Inc. and GrowthExperts Group Inc. dated June 11, 2001

          3.1       Articles of Amalgamation of ASPI Alberta Holdings Inc.

          3.2       Certificate  of  Designation  of  the  Relative  Rights  and
                    Preferences of the Series I Special Voting Stock of ASPi Europe, Inc.

         10.1       GrowthExperts Group Inc. 2000 Stock Option Plan

         10.2       Form of Amended and Restated Executive Employment Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ASPI EUROPE, INC.



Date:  July 24, 2001                 /s/ Patrick Hanna
                                     -------------------------------------------
                                     Patrick Hanna, Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number         Description
------         ---------

 2.1 Amalgamation and Re-Organization Agreement among ASPi Europe, Inc., ASPi Alberta Holdings Inc. and GrowthExperts Group Inc. dated June 11, 2001

 2.2 Amending Agreement among ASPi Europe, Inc., ASPi Alberta Holdings Inc. and GrowthExperts Group Inc. dated June 29, 2001

 2.3 Voting and Exchange Agreement among ASPi Europe, Inc., GrowthExperts Group Inc., Clark, Wilson Barristers & Solicitors, ASPi Alberta Holdings Inc. and the shareholders of GrowthExperts Group Inc. dated June 11, 2001

 2.4 Support Agreement among ASPi Europe, Inc., ASPi Alberta Holdings Inc. and GrowthExperts Group Inc. dated June 11, 2001

 3.1           Articles of Amalgamation of ASPI Alberta Holdings Inc.

 3.2 Certificate of Designation of the Relative Rights and Preferences of the Series I Special Voting Stock of ASPi Europe, Inc.

10.1           GrowthExperts Group Inc. 2000 Stock Option Plan

10.2           Form of Amended and Restated Executive Employment Agreement